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             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC  20549

                          FORM 8-K

                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report  February 1, 1996
              (Date of earliest event reported)


               THE CHASE MANHATTAN CORPORATION

   (Exact name of registrant as specified in its charter)

     Delaware             1-5945             13-2633613

    (State or other      (Commission File   (IRS Employer
   jurisdiction of         Number)     Identification No.)
   incorporation)


               1 Chase Manhattan Plaza
               New York, New York                 10081
   (Address of principal executive offices)    (Zip Code)


                       (212) 552-2222

    (Registrant's telephone number, including area code)

  Not Applicable(Former name or former address, if changed
                     since last report)

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Item 5.   Other Events

     On February 1, 1996, The Chase Manhattan Corporation issued a press release stating that the effective date of the merger with Chemical Banking Corporation will be March
31, 1996.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

     (c)  Exhibits


99        Press release dated February 1, 1996.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           THE CHASE MANHATTAN CORPORATION
                           (Registrant)
                             By: /s/ Ronald C. Mayer
                                --------------------------
                                   Secretary
February 2, 1996



64426
       3                      EXHIBIT INDEX

Exhibit         Document

     99         Press release dated February 1, 1996.